Pacer BlueStar Engineering the Future ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 97.1%	Shares	Value
Consumer Discretionary - 1.7%
Denso Corp.	1,669	$22,801

Energy - 0.2%
Oceaneering International, Inc. (a)	130	2,821

Health Care - 0.7%
BICO Group AB (a)	2,720	10,178

Industrials - 33.3%(b)
3D Systems Corp. (a)	50,990	83,114
Amada Co. Ltd.	353	4,003
ANDRITZ AG	77	5,398
ATS Corp. (a)	104	3,156
Daifuku Co. Ltd.	291	7,495
Emerson Electric Co.	350	50,928
FANUC Corp.	517	14,672
IMI PLC	222	6,528
Kadant, Inc. (c)	9	2,995
Konecranes Oyj	73	6,124
Krones AG	21	3,125
Lincoln Electric Holdings, Inc.	41	9,983
Nano Dimension Ltd. - ADR (a)	31,413	43,978
Proto Labs, Inc. (a)	2,734	117,890
Rockwell Automation, Inc.	65	22,861
Stratasys Ltd. (a)	6,391	69,215
Yaskawa Electric Corp.	200	4,229
		455,694

Information Technology - 61.2%(b)
Advantest Corp.	353	24,277
Amkor Technology, Inc.	146	3,294
Applied Materials, Inc. (c)	446	80,307
ASM International NV	31	15,168
ASML Holding NV	137	95,175
Autodesk, Inc. (a)	362	109,726
Axcelis Technologies, Inc. (a)	43	2,911
Azbil Corp.	410	3,873
BE Semiconductor Industries NV	58	7,906
Bentley Systems, Inc. - Class B	520	30,150
Camtek Ltd. (a)(c)	44	4,143
Dassault Systemes SE	2,053	67,884
Disco Corp.	58	17,555
Keyence Corp.	141	51,717
KLA Corp.	74	65,048
Kokusai Electric Corp.	142	3,216
Kulicke & Soffa Industries, Inc.	79	2,588
Lam Research Corp.	705	66,862
Lasertec Corp.	64	6,600
Materialise NV - ADR (a)	2,194	11,321
Nemetschek SE	176	26,409
Nova Ltd. (a)	20	5,252
Omron Corp.	173	4,505
Onto Innovation, Inc. (a)	45	4,264
PTC, Inc. (a)	238	51,125
Renishaw PLC	73	2,874
SCREEN Holdings Co. Ltd.	80	6,368
Synopsys, Inc. (a)	1	596
Teradyne, Inc.	101	10,850
Tokyo Electron Ltd.	255	46,308
Tokyo Seimitsu Co. Ltd.	51	3,236
Yokogawa Electric Corp.	210	5,622
		837,130
TOTAL COMMON STOCKS (Cost $1,234,300)		1,328,624

EXCHANGE TRADED FUNDS - 2.8%
SPDR S&P 500 ETF Trust	60	37,925
TOTAL EXCHANGE TRADED FUNDS (Cost $37,873)		37,925

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.58% (d)	88,745	88,745
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $88,745)		88,745

TOTAL INVESTMENTS - 106.4% (Cost $1,360,918)		1,455,294
Liabilities in Excess of Other Assets - (6.4)%		(87,028)
TOTAL NET ASSETS - 100.0%		$1,368,266
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $82,355.
(d)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer BlueStar Engineering the Future ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$1,328,624	$–	$–	$1,328,624
Exchange Traded Funds	37,925	–	–	37,925
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	88,745
Total Investments	$1,366,549	$–	$–	$1,455,294

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $88,745 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.